                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 19, 2006
                                                        -----------------

                                ABLE ENERGY, INC.
             (Exact Name of Registrant as specified in its charter)


                         Commission File Number 001-15035
                                                ---------

           Delaware                                     22-3520840
   -------------------------------                  -------------------
   (State or Other Jurisdiction of                  (I.R.S. Employer
   Incorporation or Organization)                   Identification No.)


           198 Green Pond Road, Rockaway, New Jersey    07866
           --------------------------------------------------
         (Address of Principal Executive Offices)    (Zip Code)


        Registrant's telephone number, including area code (973) 625-1012
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
             RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On December 19, 2006, Able Energy, Inc. (the "Company") received a draft audit report containing financial restatements for the year ended June 30, 2005 from its prior auditors. On December 26, 2006, the Board of Directors, upon the recommendation of the Audit Committee of the Company, concluded that adjustments were required to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and that therefore, such financial statements no longer should be relied upon because in the aggregate, the cumulative effect of such adjustments can be viewed as material errors in these financial statements. In addition, the Company expects that the annual report for the fiscal year ended June 30, 2006 (which has not yet been filed) will contain the accounting for these adjustments in a manner inconsistent with the prior year, so the Board of Directors believes that the financial statements included in the Company's 2005 Annual Report should be restated in order to provide a consistent presentation of these items in the financial statements that will be included in the Company's 2006 Annual Report.

         The adjustments to expenses relate to (1) the amortization of customer lists; (2) the deferral of revenue recognition associated with certain twelve month service contracts; (3) the classification of certain property and equipment; (4) a sub-ledger reconciliation difference; (5) the accrual of audit fees; (6) the issuance and cancellation of common stock associated with the non-performance of a third party under a consulting agreement, and (7) the treatment of the deferred tax assets and liabilities.

         As a result of these adjustments, the Company expects to restate its financial statements for the fiscal year June 30, 2005 in order to reflect the following items: (1) additional amortization expenses of $38,078 during the fiscal year ended June 30, 2002 and $42,052 in each of the fiscal years ended June 30, 2005, 2004 and 2003; (2) reduction of revenues by $17,476, $35,203,
$44,460 and $99,478 for the fiscal years ended June 30, 2005, 2004, 2003, 2002 respectively, in order to properly and consistently account for deferral of revenue recognition for service contracts; (3) accounting of costs related to the building of certain structures by reclassifying the associated costs of $172,055 and $124,332 as of June 30, 2005 and 2004, respectively, from Building Improvements to Buildings; (4) recording a reduction to revenue of $54,360 to reconcile the difference between the Company's general accounts receivable ledger and its sub-ledger for the fiscal year ended June 30, 2005; (5) reversing $31,337 of Accrued Expenses as of June 30, 2005, with a corresponding reduction of Selling, General and Administrative Expenses, relating to the accrual of certain audit fees for services that had not yet been performed; (6) reversing the effect of a share issuance during the fiscal year ended June 30, 2005, which has subsequently been canceled, by a reversal of $58,442 of Prepaid Expenses, a $143 reduction of Common Stock, a $71,286 reduction of Paid in Surplus, a $12,987 reduction of Selling, General and Administrative Expenses, and a reduction of outstanding common stock as of June 30, 3005 of 142,587 shares, and
(7) the establishment of valuation allowances against the June 30, 2005 and 2004 Deferred Tax Assets of $109,867 and $100,014 and the reversal of Deferred Tax Liabilities of $104,517 and $91,176 respectively.

         In summary, the Company believes that the overall impact on the Company's financial statements would be as follows:

                                2005                    2004                       2004
                                ----                    ----                       ----

Net Income/(Loss)            ($69,834)/ (3.3%)*         ($77,256)/ (2.9%)*         ($86,512)/ N/M**

Total Assets                 ($278,106)/ (2.2%)*        ($122,982)/  (1.0%)*       ($80,930)/  (0.1%)*

Total Liabilities            $60,764  / 0.6%*           $87,906/ 1.0%*             $143,938/1.7%*

Stockholder's Equity         ($443,387)/ (21.5%)*       ($302,124)/(8.9%)*         ($224,868)/(6.5%)*

Earnings Per Share           $ (.05)/(5.0%)*            $   (.04)/(3.0%)*          $  (.05)/N/M**

* Percentages reflect change from the originally reported line item. ** N/M = non-material change.

         The Company expects to file an Annual Report on Form 10-K/A for the June 30, 2005 fiscal year in January 2007.

         The Audit Committee has discussed these adjustments with both of the Company's independent registered public accounting firms; currently Marcum & Kliegman LLP, and formerly for the fiscal year ended 2005, Simontacchi & Company, LLP.

         In connection with the restatement, under the direction of its chief executive officer and chief financial officer, the Company has reevaluated its disclosure controls and procedures and identified the following material weaknesses which existed at the time of the filing of the original 2005 Annual
Report: (1) insufficient accounting expertise to apply accounting principles generally accepted in the United States and (2) inadequate segregation of duties, including insufficient supervision and review of accounting staff work. As a result of these weaknesses the Company concluded that its disclosure

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controls were not effective as of June 30, 2005. The Company took action to correct these weaknesses by (1) hiring a full time Chief Financial Officer with experience in public company filings, SEC compliance and financial statement preparation and (2) engaging a new independent registered public accounting firm as announced by the Company on its 8-K filing dated January 4, 2006. As disclosed in the Company's Current Report on Form 8-K filed with the SEC on June 21, 2006, the CFO, whom the Company hired has subsequently left the Company. In the interim, the Company has appointed an acting CFO and hired outside financial consultants to provide support to the CFO. In addition, during the 2006 fiscal year, the Company adopted Disclosure Controls and Procedure Guidelines, the implementation of which was partly responsible for the proposed restatement of the financial statements included in the Company's June 30, 2005 Annual Report in the manner disclosed in this Current Report of Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of December 2006.


                                          ABLE ENERGY, INC.


                                          By: /s/ Christopher P. Westad
                                              -------------------------
                                              Christopher P. Westad
                                              Acting Chief Executive Officer